                          NOTICE OF GUARANTEED DELIVERY

                                       OF

                                THE STANLEY WORKS
                 OFFER TO EXCHANGE ITS 3 1/2% NOTES DUE 2007 AND
          4 9/10% NOTES DUE 2012, WHICH HAVE BEEN REGISTERED UNDER THE
           SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"),
          FOR ANY AND ALL OF ITS OUTSTANDING 3 1/2% NOTES DUE 2007 AND
        4 9/10 NOTES DUE 2012, RESPECTIVELY, THAT WERE ISSUED AND SOLD IN
         A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT

                  PURSUANT TO THE PROSPECTUS DATED ______, 2003


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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ________,
2003 (THE "EXPIRATION DATE") UNLESS THE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------


         This form must be used by holders of 3 1/2% Notes due 2007 and 4 9/10% Notes due 2012 (collectively, the "Notes") of The Stanley Works, a Connecticut corporation (the "Issuer"), who wish to tender Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in "Exchange Offer--Guaranteed Delivery Procedure" of the Issuer's Prospectus, dated ______, 2003 (the "Prospectus") and in Instruction 2 to the related Letter of Transmittal. Any holder who wishes to tender Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms used but not defined herein have the meanings ascribed to them in the Letter of Transmittal.


                                                JPMORGAN CHASE BANK

              By mail, hand delivery or overnight courier:

       IF BY MAIL, TO:                         IF IN PERSON, TO:                  IF BY COURIER SERVICE, TO:

     JPMorgan Chase Bank                      JPMorgan Chase Bank                    JPMorgan Chase Bank
   Corporate Trust Services                  GIS Unit Trust Window                 Corporate Trust Services
2001 Bryan Street - 9th Floor             4 New York Plaza, 1st Floor           2001 Bryan Street - 9th Floor
     Dallas, Texas 75201                   New York, New York 10004                  Dallas, Texas 75201
    Attention: Frank Ivins                  Attention: Frank Ivins                  Attention: Frank Ivins

                                         By facsimile transmissions:
                                      (for eligible institutions only)

                                               (214) 468-6494

                                            Confirm by telephone:

                                               (214) 468-6464


         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

         The undersigned hereby tenders to the Issuer, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal.

         The undersigned hereby tenders the Notes listed below:

----------------------------------------------------------------------------------------------------------------------
                                                 3 1/2% NOTES DUE 2007
----------------------------------------------------------------------------------------------------------------------
      CERTIFICATE NUMBER(S) (IF KNOWN) OF NOTES OR            AGGREGATE PRINCIPAL            AGGREGATE PRINCIPAL
       ACCOUNT NUMBER AT THE BOOK-ENTRY FACILITY               AMOUNT REPRESENTED              AMOUNT TENDERED
--------------------------------------------------------- ----------------------------- ------------------------------

--------------------------------------------------------- ----------------------------- ------------------------------

--------------------------------------------------------- ----------------------------- ------------------------------

--------------------------------------------------------- ----------------------------- ------------------------------

----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                4 9/10% NOTES DUE 2012
----------------------------------------------------------------------------------------------------------------------
      CERTIFICATE NUMBER(S) (IF KNOWN) OF NOTES OR            AGGREGATE PRINCIPAL            AGGREGATE PRINCIPAL
       ACCOUNT NUMBER AT THE BOOK-ENTRY FACILITY               AMOUNT REPRESENTED              AMOUNT TENDERED
--------------------------------------------------------- ----------------------------- ------------------------------

--------------------------------------------------------- ----------------------------- ------------------------------

--------------------------------------------------------- ----------------------------- ------------------------------

--------------------------------------------------------- ----------------------------- ------------------------------

--------------------------------------------------------- ----------------------------- ------------------------------

----------------------------------------------------------------------------------------------------------------------
                                              PLEASE SIGN AND COMPLETE
----------------------------------------------------------------------------------------------------------------------
Signatures of Registered Holder(s) or
Authorized Signatory: __________________________________    Date: ___________________, 2001

________________________________________________________     Address: _____________________________________________

________________________________________________________     ______________________________________________________

Name(s) of Registered Holder(s): _______________________     Area Code and Telephone No.: _________________________

________________________________________________________

________________________________________________________

----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
         This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear on certificates for Notes or on a security position listing as the owner of Notes, or by person(s) authorized to become
Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                                        Please print name(s) and address(es)

Name(s): __________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

Capacity: _________________________________________________________________________________________________________

Address(es): ______________________________________________________________________________________________________

___________________________________________________________________________________________________________________

----------------------------------------------------------------------------------------------------------------------

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                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or manually signed facsimile thereof), with any required signature guarantees or an Agent's Message (in the case of a book-entry transfer), together with the Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Notes into the Exchange Agent's account at the Book-Entry Transfer Facility described in the Prospectus under the section entitled "Exchange Offer--Guaranteed Delivery Procedure" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, within three New York Stock Exchange trading days following the Expiration Date.

Name of firm __________________________  _______________________________________
                                                    (Authorized Signature)

Address _______________________________  Name __________________________________
                                                       (Please Print)

_______________________________________  Title__________________________________
         (Include Zip Code)

Area Code and Tel. No. ________________  Dated __________________________ , 2003

--------------------------------------------------------------------------------

         DO NOT SEND SECURITIES WITH THIS FORM. ACTUAL SURRENDER OF SECURITIES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

         1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the Holder(s), and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the Holder(s) may wish to consider using an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 2 of the Letter of Transmittal.

         2. Signatures on this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered Holder(s) of the Notes referred to herein, the signature must correspond with the name(s) written on the face of the Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Notes, the signature must correspond with the name shown on the security position listing as the owner of the Notes.

         If this Notice of Guaranteed Delivery is signed by a person other than the registered Holder(s) of any Notes listed or a participant of the Book-Entry Transfer Facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered Holder(s) appears on the Notes or signed as the name of the participant shown on the Book-Entry Transfer Facility's security position listing.

         If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit with the Letter of Transmittal evidence satisfactory to the Issuer of such person's authority to so act.

         3. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified herein. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.


                                      -4-